UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2014

Date of reporting period :	March 1, 2013 — February 28, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PFLRX

Putnam Floating Rate Income Fund

Annual report
2|28|14

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Floating Rate
Income Fund

Annual report
2 | 28 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Trustee approval of management contract	19

Financial statements	26

Federal tax information	56

Shareholder meeting results	57

About the Trustees	58

Officers	60

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Floating rate loans may reduce, but not eliminate, interest-rate risk. These loans are typically secured by specific collateral or assets of the issuer. (Holders of the loan, such as the fund, have a priority claim on those assets in the event of the issuer’s default or bankruptcy.) Value of collateral may be insufficient to meet the issuer’s obligations, and the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Stock and bond markets have exhibited some volatility this year, as the global economy continues to heal slowly, and new geopolitical risks have emerged. This fluctuating investment climate drives home the importance of portfolio diversification.

In this environment, we believe Putnam’s active investment research and strategies are well suited to serve investors pursuing income and capital appreciation goals.

We are pleased to report that this investment focus continues to garner Putnam recognition in the mutual fund industry. In 2013 — and for the third time in five years — Barron’s ranked Putnam one of the top two mutual fund families based on total returns across asset classes. Reflecting a commitment to long-term results, Putnam ranked second out of 55 mutual fund families for the five-year period that ended in December 2013.

In addition to sound investment strategies, your portfolio also benefits from sound advice, we believe. An experienced advisor can help you assess your individual needs, time horizon, and risk tolerance — and can help guide you toward your investment goals.

Putnam Floating Rate Income Fund

# A specialized income fund that focuses primarily on bank loans

Floating-rate bank loans are loans issued by banks to corporations. Interest rates on these loans "float" in that they periodically adjust to reflect changes in short-term rates. When rates rise, floating-rate loans pay a higher yield. With this feature, these loans can benefit from both rising interest rates and strong economic conditions — factors that pose risks to traditional bonds.

## The fund's managers each have more than 25 years of investment experience

Featured
from left to right:

**Paul D. Scanlon, CFA**
*(industry since 1986)*

**Norman P. Boucher**
*(industry since 1985)*

**Robert L. Salvin**
*(industry since 1986)*

## Bank loans rank high in a company's capital structure

HIGHER PROTECTION
BANK LOANS
Have first claims on a company's cash flows; typically backed by collateral.
HIGH-YIELD BONDS
Pay greater income than bank loans to compensate investors for increased credit risk.
CONVERTIBLES
Interest-paying securities that can be exchanged for common stock at a predetermined price.
PREFERRED STOCK
Offers the potential for capital appreciation, and is a higher priority for dividend payments.
COMMON STOCK
Common stock offers capital appreciation potential to investors, but it may or may not pay a dividend.
LESS PROTECTION

Most bank loans are senior secured debt, meaning that lenders are generally paid before any unsecured debt holders in the event of a liquidation of a company's assets due to bankruptcy.

Floating-rate loans are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, floating-rate loans are considered to have a greater chance of default and can be illiquid. The advantage for investors is the senior-secured status of the loans, which gives them a higher claim on the company's assets.

2 Floating Rate Income Fund

Floating Rate Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s primary benchmark, the Barclays U.S. High Yield Loan Index, was introduced on 12/31/05, which post-dates the inception of the fund’s class A shares.

4	Floating Rate Income Fund

Interview with your fund’s portfolio manager

Paul, what was the market environment like for floating-rate bank loans during the 12 months ended February 28, 2014?

Floating-rate bank loans performed well during the past year, and outpaced the broad fixed-income market — as measured by the Barclays U.S. Aggregate Bond Index — by a sizable margin. Throughout most of the period, steady new issuance and refinancing activity were more than matched by robust demand for leveraged-loan securities, particularly from mutual funds and collateralized loan obligations — securities in which business loans are pooled to create a diversified income stream. Rising interest rates, particularly in May and June, helped spur investors’ appetite for bank-loan securities, given that their coupons — or stated interest rates — move higher as shorter-term rates rise. Supply increased during the period partly due to a surge in merger-and-acquisition activity, which included several high-profile multibillion-dollar leveraged buyout deals.

At its December policy meeting, the Federal Reserve announced the first reduction in its bond-buying program, which was somewhat earlier than investors were anticipating. The central bank agreed to reduce its purchases by $10 billion per month beginning in January, citing improving labor market conditions as its rationale. Bond yields spiked on the news, with the yield on the benchmark 10-year U.S. Treasury reaching 3.03% by the end of December.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/28/14. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

Floating Rate Income Fund	5

In January, with the Fed beginning the process of reducing its stimulative bond-buying, lackluster economic data — most notably a disappointing reading on the Institute for Supply Management’s [ISM] Purchasing Managers Index — coupled with concern about emerging-market [EM] currencies, caused investors to assume a more risk-averse posture. Asset flows shifted toward the relative safety of U.S. Treasuries, pushing the yield on the 10-year note down to 2.67%, its lowest level since mid-November. By February, however, with EM stress abating and investors largely dismissing weak economic data as a function of severe weather, bank loans staged a fairly pronounced rebound.

Before we discuss the fund’s performance, would you briefly summarize your investment philosophy and process?

From a philosophical perspective, we believe the potential to outperform in the bank-loan market comes from pursuing total return in securities that are backed by improving corporate fundamentals. Consistent with this philosophy, we are committed to conducting rigorous fundamental research. We have three portfolio managers who are sector specialists in the following areas: information technology and telecommunications, cyclical industries, and non-cyclical industries. They work in conjunction with Putnam’s industry analysts to conduct research and construct the portfolio. In conducting credit research, we employ classic financial analysis, while also evaluating companies according to

Credit qualities are shown as a percentage of the fund’s net assets as of 2/28/14. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

6	Floating Rate Income Fund

the following characteristics: sustainable competitive advantage, viability of the capital structure, free cash flow trends, and adequate downside protection. Our investment process is a blend of “top down,” based on our views of the market’s fundamental, valuation, and technical characteristics, and “bottom up” by which we build the portfolio using the insights gained from our research.

Turning to performance, what factors had the greatest influence on the fund’s results versus its benchmarks?

The fund benefited from broadly positive security selection, most notably in financials, energy, gaming/lodging/leisure, consumer products, and chemicals. Conversely, selections in broadcasting, utilities, and industrials detracted from relative performance.

Which holdings helped relative performance?

The top contributor was an overweight in diversified media provider Tribune Company, which announced in February that it expects to receive a dividend of roughly $325 million from the spinoff of its publishing business.

An overweight in Travelport, which provides computerized registration and booking systems to the travel industry, also helped relative performance, as the company continued to grow its online booking volume.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 2/28/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Floating Rate Income Fund	7

Which investments weren’t as productive?

Within broadcasting, a lighter-than-benchmark stake in mass-media provider Clear Channel Communications was among the fund’s largest individual detractors. With substantial exposure to commercial radio broadcasting, Clear Channel is facing considerable fundamental challenges, in our view. However, the company’s loans rallied when one of them was paid off at par, or face value.

Exide Technologies, which makes lead-acid batteries for cars and other machines, also hampered relative results. The company has suffered from declining profitability, due in part to steep restructuring expenses, weaker-than-expected demand in some markets, and higher lead-input costs. Given these headwinds, Exide was forced to file for bankruptcy protection in June 2013. We sold the fund’s position during the period.

Loans issued by Energy Future Intermediate Holding, the financing subsidiary of Dallas-based electric utility Energy Future Holdings, was another relative detractor. In February, the company announced that it is preparing for a bankruptcy filing after months of talks with creditors failed to produce an agreement on restructuring nearly $40 billion in loans.

What is your outlook for the leveraged-loan market over the coming months?

In our view, the prospects for U.S. economic growth continue to look favorable, buoyed by improving trends in employment, housing, and corporate capital expenditures. Additionally, despite the fact that the Fed has begun tapering its bond buying, overall

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Floating Rate Income Fund

monetary policy remains accommodative. Moreover, the smooth transition from Ben Bernanke to Janet Yellen as Fed chair reflects investors’ expectation that current monetary policy will continue. We believe the weak economic readings in January, such as the ISM Purchasing Managers Index mentioned previously, as well as disappointing automobile sales, were largely the result of adverse weather conditions affecting some of the country’s most densely populated regions.

At period-end, the leveraged-loan default rate stood at 1.77%, considerably below the long-term average of 3.5%. Given our generally constructive view of fundamentals, we believe the default rate could remain low through 2015. While bank-loan spreads compressed during the period, they were still above the euphorically tight levels that we saw in 2007 and remained closer to their historical averages. Consequently, in light of our fundamental view of the market and low default expectations, we believe spreads are fairly attractive.

We have a generally positive outlook for the bank-loan market partly because many of the companies issuing these securities have refinanced obligations that they accumulated during the 2007–2009 financial crisis and now sport much stronger credit profiles. Additionally, should interest rates move meaningfully higher in 2014, we believe bank loans would likely benefit from increased investor demand. Consequently, absent an external shock to the marketplace, we believe leveraged loans as a category may be able to continue generating mid-single-digit returns in the months ahead.

Thanks for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

Floating Rate Income Fund	9

IN THE NEWS

Did severe winter weather chill U.S. economic growth? In its Beige Book released in early March, the Federal Reserve, summarizing economic activity in 12 U.S. districts, mentioned the word “weather” 119 times. Manufacturing businesses in nine of those districts — Boston, New York, Philadelphia, Cleveland, Richmond, Atlanta, Chicago, St. Louis, and Dallas — reported that Mother Nature wreaked economic havoc, citing power outages, supply-chain disruptions, sluggish factory production, and declining retail and auto sales. Snow, ice, and bitter cold hit New York and Philadelphia particularly hard, with both regions experiencing the most notable drop in economic activity. Based on anecdotal reports from bank and branch directors, businesses, and other sources, the Beige Book is an important resource for the Fed in making interest-rate decisions. Fed Chair Janet Yellen and her central bank colleagues will try to determine whether the economic weakness is part of a trend — or a temporary setback that will reverse as the weather improves.

10	Floating Rate Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	44.88%	43.43%	39.31%	39.31%	34.85%	34.85%	43.36%	42.28%	41.46%	48.07%
Annual average	3.95	3.84	3.53	3.53	3.17	3.17	3.84	3.75	3.69	4.19

5 years	66.31	64.65	64.12	64.12	60.23	60.23	65.70	64.46	64.26	68.58
Annual average	10.71	10.49	10.42	10.42	9.89	9.89	10.63	10.46	10.43	11.01

3 years	15.74	14.58	15.05	15.05	13.17	13.17	15.57	14.70	14.88	16.61
Annual average	4.99	4.64	4.78	4.78	4.21	4.21	4.94	4.68	4.73	5.26

1 year	4.68	3.63	4.47	3.47	4.01	3.01	4.63	3.84	4.42	4.94

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Investors who purchased class A or M shares prior to 4/5/10 were subject to higher sales charges and received a lower after-sales-charge return. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which, for class B shares purchased on or after 4/5/10, is 1% in the first year, declining to 0.5% in the second year, and is eliminated thereafter. For class B shares purchased prior to 4/5/10, the CDSC is 3% in the first year, declining over time to 1% in the fourth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Floating Rate Income Fund	11

Comparative index returns For periods ended 2/28/14

			Lipper Loan
	Barclays U.S. High	S&P/LSTA Leveraged	Participation Funds
	Yield Loan Index*	Loan Index (LLI)†	category average‡

Life of fund	—	63.05%	45.02%
Annual average	—	5.28	3.94

5 years	84.46%	82.39	68.18
Annual average	13.03	12.77	10.90

3 years	15.52	15.37	15.04
Annual average	4.93	4.88	4.77

1 year	4.77	4.83	4.73

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s primary benchmark, the Barclays U.S. High Yield Loan Index, was introduced on 12/31/05, which post-dates the inception of the fund’s class A shares.

† These returns are from 8/31/04 to 2/28/14 because only data from the month-end following the fund’s inception date (8/4/04) is available.

‡ Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 2/28/14, there were 174, 112, 91, and 35 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $13,931 and $13,485, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,925 after sales charge) would have been valued at $14,228. A $10,000 investment in the fund’s class R and Y shares would have been valued at $14,146 and $14,807, respectively.

* These returns are from 8/31/04 to 2/28/14 because only data from the month-end following the fund’s inception date (8/4/04) is available.

12	Floating Rate Income Fund

Fund price and distribution information For the 12-month period ended 2/28/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.350329		$0.332254	$0.282878	$0.345754		$0.327754	$0.373037

Capital gains	—		—	—	—		—	—

Total	$0.350329		$0.332254	$0.282878	$0.345754		$0.327754	$0.373037

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

2/28/13	$8.94	$9.03	$8.94	$8.93	$8.94	$9.01	$8.94	$8.95

2/28/14	9.00	9.09	9.00	9.00	9.00	9.07	9.00	9.01

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	3.76%	3.72%	3.54%	2.94%	3.70%	3.67%	3.48%	4.03%

Current 30-day SEC yield [2]	N/A	3.35	3.18	2.63	N/A	3.31	3.12	3.63

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	45.14%	43.69%	39.56%	39.56%	35.01%	35.01%	43.61%	42.53%	41.69%	48.37%
Annual average	3.93	3.82	3.51	3.51	3.16	3.16	3.82	3.74	3.67	4.17

5 years	65.06	63.41	62.69	62.69	59.01	59.01	64.47	63.23	63.02	67.07
Annual average	10.54	10.32	10.22	10.22	9.72	9.72	10.46	10.30	10.27	10.81

3 years	15.95	14.79	15.26	15.26	13.50	13.50	15.78	14.91	15.09	16.82
Annual average	5.06	4.71	4.85	4.85	4.31	4.31	5.01	4.74	4.80	5.32

1 year	3.89	2.85	3.68	2.68	3.23	2.23	3.84	3.06	3.63	4.15

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Floating Rate Income Fund	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 2/28/13	1.03%	1.23%	1.78%	1.08%	1.28%	0.78%

Annualized expense ratio for the
six-month period ended 2/28/14*	1.03%	1.23%	1.78%	1.08%	1.28%	0.78%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2013, to February 28, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.17	$6.18	$8.93	$5.42	$6.43	$3.92

Ending value (after expenses)	$1,026.20	$1,025.20	$1,023.50	$1,025.90	$1,024.90	$1,027.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Floating Rate Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2014, use the following calculation method. To find the value of your investment on September 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.16	$6.16	$8.90	$5.41	$6.41	$3.91

Ending value (after expenses)	$1,019.69	$1,018.70	$1,015.97	$1,019.44	$1,018.45	$1,020.93

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Floating Rate Income Fund	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.5% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays U.S. High Yield Loan Index is an unmanaged index that provides broad and comprehensive total return metrics of the universe of U.S. dollar denominated, syndicated term loans.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/LSTA Leveraged Loan Index is an unmanaged index of U.S. leveraged loans.

S&P 500 Index is an unmanaged index of common stock performance.

16	Floating Rate Income Fund

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2014, Putnam employees had approximately $460,000,000 and the Trustees had approximately $109,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Floating Rate Income Fund	17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18	Floating Rate Income Fund

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management contracts, to be effective at the same time as the new definitive management contracts. The fund’s shareholders approved your fund’s new management contract at a special meeting on February 27, 2014.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management contract in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management contract in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management and sub-management contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management contract were identical to those of the previous sub-management contract, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais,

Floating Rate Income Fund	19

Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management and sub-management contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management and sub-management contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management and sub-management contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the

20	Floating Rate Income Fund

course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in these contracts noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered changes to the management contracts of all funds that are organized as series of Putnam Funds Trust, including your fund, that were proposed by Putnam Management in an effort to consolidate the contracts of these funds into three separate contracts based on the structure of each fund’s management fee. The Independent Trustees’ approval of these consolidated management contracts was based on their conclusion that the changes were purely for administrative convenience and would not

Floating Rate Income Fund	21

result in any substantive change to the terms of a fund’s existing management contract with Putnam Management or any reduction in the nature and quality of services provided to your fund.

The Trustees also considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management

22	Floating Rate Income Fund

fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management

Floating Rate Income Fund	23

generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Loan Participation Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	2nd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 161, 100 and 82 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking

24	Floating Rate Income Fund

best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Floating Rate Income Fund	25

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

26	Floating Rate Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Floating Rate Income Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of February 28, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Floating Rate Income Fund as of February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 14, 2014

Floating Rate Income Fund	27

The fund’s portfolio 2/28/14

SENIOR LOANS (87.0%)*[c]	Principal amount	Value

Advertising and marketing services (0.6%)
Lions Gate Entertainment Corp. bank term loan FRN 5s, 2020	$3,000,000	$3,026,250

Van Wagner Communications, Inc. bank term loan FRN Ser. B,
6 1/4s, 2018	2,940,300	2,975,828

		6,002,078
Automotive (0.9%)
Chrysler Group, LLC bank term loan FRN Ser. B, 4 1/4s, 2017	2,240,853	2,242,838

Chrysler Group, LLC bank term loan FRN Ser. B, 3 1/4s, 2018	3,200,000	3,188,000

Navistar, Inc. bank term loan FRN Ser. B, 5 3/4s, 2017	3,440,367	3,487,672

		8,918,510
Basic materials (7.2%)
AIlnex Luxembourg & CY SCA bank term loan FRN 8 1/4s,
2020 (Luxembourg)	1,500,000	1,548,750

AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B1,
4 1/2s, 2019 (Luxembourg)	2,292,850	2,301,448

AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B2,
4 1/2s, 2019 (Luxembourg)	1,189,650	1,194,111

Appvion, Inc. bank term loan FRN 5 3/4s, 2019	3,972,519	4,000,656

Axalta Coating Systems US Holdings, Inc. bank term loan FRN
4 3/4s, 2020	3,970,000	3,990,469

BWAY Holding Co. bank term loan FRN Ser. B, 4 1/2s, 2017	2,970,000	2,984,850

Chromaflo Technologies Corp. bank term loan FRN 8 1/4s, 2020	2,000,000	2,015,000

Chromaflo Technologies Corp. bank term loan FRN 4 1/2s, 2019	2,000,000	2,005,000

Exopack, LLC bank term loan FRN Ser. B, 5 1/4s, 2019	5,500,000	5,566,457

FMG Resources, Ltd. bank term loan FRN Ser. B, 4 1/4s,
2019 (Australia)	4,488,301	4,530,379

HD Supply, Inc. bank term loan FRN Ser. B, 4 1/2s, 2018	2,969,849	2,981,729

Ineos US Finance, LLC bank term loan FRN Ser. B, 4s, 2018	6,759,516	6,742,617

Kronos Worldwide, Inc. bank term loan FRN Ser. B, 4 3/4s, 2020	2,000,000	2,015,626

MacDermid, Inc. bank term loan FRN 4s, 2020	2,985,000	2,994,949

Nexeo Solutions, LLC bank term loan FRN 5s, 2017	987,500	985,648

Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017	2,975,850	2,964,691

Oxbow Carbon & Minerals, LLC bank term loan FRN 8s, 2020	1,000,000	1,027,500

Oxbow Carbon & Minerals, LLC bank term loan FRN
4 1/4s, 2019	975,000	983,531

Oxea Sarl bank term loan FRN 8 1/4s, 2020 (Germany)	1,500,000	1,528,125

Polymer Group, Inc. bank term loan FRN Ser. B, 5 1/4s, 2019	1,000,000	1,005,000

PQ Corp. bank term loan FRN Ser. B, 4 1/2s, 2017	2,970,000	2,981,138

Quikrete Cos., Inc. (The) bank term loan FRN 7s, 2021	2,000,000	2,050,626

Taminco Global Chemical Corp. bank term loan FRN Ser. B,
4 1/4s, 2019 (Belgium)	1,965,150	1,965,969

TMS International Corp. bank term loan FRN Ser. B, 4 1/2s, 2020	5,000,000	5,037,500

Tronox, Ltd. bank term loan FRN Ser. B, 4 1/2s, 2020	2,968,000	2,976,037

WR Grace & Co. bank term loan FRN 3s, 2021	2,332,105	2,328,705

WR Grace & Co. bank term loan FRN Ser. DD, 3s, 2021 U	832,895	831,680

		71,538,191
Broadcasting (2.1%)
Clear Channel Communications, Inc. bank term loan FRN Ser. D,
6.918s, 2019	10,862,000	10,656,393

Entercom Radio, LLC bank term loan FRN Ser. B , 5s, 2018	2,260,000	2,276,245

28	Floating Rate Income Fund

SENIOR LOANS (87.0%)*[c] cont.	Principal amount	Value

Broadcasting cont.
Gray Television, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	$1,145,946	$1,151,676

LIN Television Corp. bank term loan FRN Ser. B, 5s, 2018	980,019	981,244

NEP Broadcasting, LLC bank term loan FRN 4 3/4s, 2020	1,485,000	1,488,093

Sinclair Television Group, Inc. bank term loan FRN
Ser. B, 3s, 2020	3,989,969	3,975,007

		20,528,658
Building materials (0.8%)
CPG International, Inc. bank term loan FRN Ser. B, 4 3/4s, 2020	3,990,000	3,991,249

Nortek, Inc. bank term loan FRN Ser. B, 5 1/4s, 2017	439,706	440,439

Roofing Supply Group, LLC bank term loan FRN Ser. B, 5s, 2019	3,950,000	3,956,174

		8,387,862
Capital goods (7.6%)
Accudyne Industries Borrower SCA bank term loan FRN 4s,
2019 (Luxembourg)	6,352,703	6,365,904

ADS Waste Holdings, Inc. bank term loan FRN Ser. B,
4 1/4s, 2019	3,406,139	3,402,413

Alliant Techsystems, Inc. bank term loan FRN 3 1/2s, 2020	4,000,000	4,015,000

Allison Transmission, Inc. bank term loan FRN Ser. B3,
3 3/4s, 2019	5,448,975	5,451,247

Ardagh Holdings USA, Inc. bank term loan FRN Ser. B,
4 1/4s, 2019	7,000,000	7,030,625

Ardagh Holdings USA, Inc. bank term loan FRN Ser. B, 4s, 2019	2,000,000	2,002,500

Beechcraft Holdings, LLC bank term loan FRN Ser. B,
5 3/4s, 2020	3,000,000	3,000,000

Berry Plastics Group, Inc. bank term loan FRN Ser. E,
3 3/4s, 2021	2,000,000	1,993,214

Dayco Products, LLC bank term loan FRN Ser. B, 5 1/4s, 2020	4,000,000	4,035,000

Filtration Group, Inc. bank term loan FRN 8 1/4s, 2021	1,500,000	1,533,750

Filtration Group, Inc. bank term loan FRN 4 1/2s, 2020	2,000,000	2,019,376

Gardner Denver, Inc. bank term loan FRN 4 1/4s, 2020	3,561,075	3,544,890

Generac Power Systems, Inc. bank term loan FRN Ser. B,
3 1/2s, 2020	4,975,000	4,973,965

Manitowoc Co., Inc. (The) bank term loan FRN Ser. B,
3 1/4s, 2021	1,000,000	1,001,850

Mirror Bidco Corp. bank term loan FRN Ser. B, 5 1/4s,
2019 (Luxembourg)	3,478,561	3,490,155

OPE USIC Holdings, Inc. bank term loan FRN 4 3/4s, 2020	1,990,000	1,990,000

Reynolds Group Holdings, Inc. bank term loan FRN Ser. B,
4 3/4s, 2018	3,019,500	3,037,744

Sequa Corp. bank term loan FRN Ser. B, 5 1/4s, 2017	1,485,000	1,459,941

SRAM, LLC bank term loan FRN 4s, 2020	6,314,868	6,314,868

Terex Corp. bank term loan FRN 3 1/2s, 2017	2,232,320	2,242,086

TransDigm, Inc. bank term loan FRN Ser. C, 3 3/4s, 2020	5,959,900	5,982,249

Unifrax I, LLC bank term loan FRN Ser. B, 4 1/4s, 2018	986,552	989,635

		75,876,412
Commercial and consumer services (3.9%)
Aramark Corp. bank term loan FRN Ser. C, 0.029s, 2016	113,542	113,587

Ceridian Corp. bank term loan FRN Ser. B, 4.42s, 2017	4,500,000	4,513,500

Garda World Security Corp. bank term loan FRN Ser. B, 4s,
2020 (Canada)	4,489,160	4,499,261

Floating Rate Income Fund	29

SENIOR LOANS (87.0%)*[c] cont.	Principal amount	Value

Commercial and consumer services cont.
Garda World Security Corp. bank term loan FRN Ser. DD, 4s,
2020 (Canada)	$1,148,390	$1,150,974

Interactive Data Corp. bank term loan FRN Ser. B, 3 3/4s, 2018	4,156,230	4,161,426

ISS A/S bank term loan FRN Ser. B, 3 3/4s, 2018 (Denmark)	2,487,500	2,488,122

Orbitz Worldwide, Inc. bank term loan FRN Ser. C, 5 3/4s, 2019	2,985,000	3,003,656

Sabre GLBL, Inc. bank term loan FRN Ser. B, 5 1/4s, 2019	4,062,493	4,062,493

Sabre GLBL, Inc. bank term loan FRN Ser. B2, 4 1/2s, 2019	3,990,000	3,992,494

Sedgwick, Inc. bank term loan FRN 6 3/4s, 2022	1,910,000	1,928,703

Travelport, LLC bank term loan FRN 9 1/2s, 2016	2,941,080	3,048,920

Travelport, LLC bank term loan FRN 6 1/4s, 2019	6,239,171	6,383,451

		39,346,587
Communication services (7.7%)
Asurion, LLC bank term loan FRN 8 1/2s, 2021	1,960,000	2,019,976

Asurion, LLC bank term loan FRN Ser. B1, 4 1/2s, 2019	5,726,629	5,733,787

Asurion, LLC bank term loan FRN Ser. B2, 3 1/2s, 2020	1,326,335	1,314,066

Atlantic Broadband Penn, LLC bank term loan FRN Ser. B,
3 1/4s, 2019	1,975,000	1,969,004

Charter Communications Operating, LLC bank term loan FRN
Ser. E, 3s, 2020	5,470,006	5,440,375

Cincinnati Bell, Inc. bank term loan FRN Ser. B, 4s, 2020	3,990,000	3,989,170

Cricket Communications, Inc. bank term loan FRN Ser. B,
4 3/4s, 2019	1,415,700	1,416,290

Cricket Communications, Inc. bank term loan FRN Ser. C,
4 3/4s, 2020	1,990,000	1,991,244

Crown Castle Operating Co. bank term loan FRN Ser. B2,
3 1/4s, 2021	5,907,877	5,908,616

CSC Holdings, LLC bank term loan FRN Ser. B, 2.668s, 2020	2,985,000	2,960,747

Intelsat Jackson Holdings SA bank term loan FRN Ser. B2,
4 1/4s, 2019 (Bermuda)	2,839,628	2,857,376

Level 3 Financing, Inc. bank term loan FRN Ser. B, 4 1/4s, 2019	1,050,000	1,053,063

Level 3 Financing, Inc. bank term loan FRN Ser. B1, 4s, 2020	4,000,000	4,013,752

Lonestar Intermediate Super Holdings, LLC bank term loan
FRN 11s, 2019	1,545,000	1,583,625

LTS Buyer, LLC bank term loan FRN 8s, 2021	158,125	160,497

LTS Buyer, LLC bank term loan FRN Ser. B, 4 1/2s, 2020	4,477,500	4,485,895

SBA Senior Finance II, LLC bank term loan FRN Ser. B ,
3 1/4s, 2021	2,500,000	2,495,000

SBA Senior Finance II, LLC bank term loan FRN Ser. B-DD,
3 1/4s, 2021	2,500,000	2,495,000

Telesat Canada bank term loan FRN Ser. B, 3 1/2s,
2019 (Canada)	3,721,875	3,728,388

U.S. TelePacific Corp. bank term loan FRN 5 3/4s, 2017	2,194,504	2,208,219

Virgin Media Investment Holdings, Ltd. bank term loan FRN
Ser. B, 3 1/2s, 2020 (United Kingdom)	5,000,000	4,992,855

WideOpenWest Finance, LLC bank term loan FRN Ser. B,
4 3/4s, 2019	3,970,000	3,989,024

Windstream Corp. bank term loan FRN Ser. B4, 3 1/2s, 2020	2,970,000	2,969,073

Windstream Corp. bank term loan FRN Ser. B5, 4s, 2019	1,481,250	1,482,176

Zayo Group, LLC bank term loan FRN Ser. B, 4 1/2s, 2019	5,268,185	5,280,533

		76,537,751

30	Floating Rate Income Fund

SENIOR LOANS (87.0%)*[c] cont.	Principal amount	Value

Consumer (0.3%)
Jarden Corp. bank term loan FRN Ser. B1, 2.918s, 2020	$2,992,500	$2,995,591

		2,995,591
Consumer staples (8.3%)
Affinion Group, Inc. bank term loan FRN 6 1/2s, 2016	2,887,651	2,853,617

Big Heart Pet Brands bank term loan FRN 3 1/2s, 2020	3,500,000	3,502,916

BJ’s Wholesale Club, Inc. bank term loan FRN 8 1/2s, 2020	2,400,000	2,460,499

CEC Entertainment, Inc. bank term loan FRN Ser. B, 4 1/4s, 2021	3,863,000	3,848,514

Constellation Brands, Inc. bank term loan FRN Ser. B,
2 3/4s, 2020	1,985,000	1,992,430

Darling International, Inc. bank term loan FRN Ser. B,
3 1/4s, 2021	2,500,000	2,500,000

Dave & Buster’s, Inc. bank term loan FRN Ser. B, 4 1/2s, 2016	1,364,222	1,360,811

Del Monte Foods, Inc. bank term loan FRN 8 1/4s, 2021	1,000,000	1,009,375

Del Monte Foods, Inc. bank term loan FRN 4 1/4s, 2020	3,080,000	3,080,924

DineEquity, Inc. bank term loan FRN Ser. B2, 3 3/4s, 2017	2,112,467	2,121,897

H.J. Heinz Co. bank term loan FRN Ser. B2, 3 1/2s, 2020	8,955,000	9,016,521

Hertz Corp. (The) bank term loan FRN Ser. B, 3s, 2018	1,985,000	1,978,797

JBS USA, LLC bank term loan FRN 3 3/4s, 2020	1,496,250	1,489,704

Landry’s, Inc. bank term loan FRN Ser. B, 4 3/4s, 2018	4,811,851	4,837,917

Pinnacle Foods Finance, LLC bank term loan FRN Ser. H,
3 1/4s, 2020	1,496,250	1,491,173

Pinnacle Foods Finance, LLC/Pinnacle Foods Finance Corp.
bank term loan FRN Ser. G, 3 1/4s, 2020	2,977,500	2,968,195

Prestige Brands, Inc. bank term loan FRN Ser. B, 3.776s, 2019	1,265,127	1,269,871

Revlon Consumer Products Corp. bank term loan FRN
Ser. B, 4s, 2019	2,500,000	2,506,250

Rite Aid Corp. bank term loan FRN 5 3/4s, 2020	1,900,000	1,940,850

Rite Aid Corp. bank term loan FRN 4 7/8s, 2021	2,000,000	2,032,500

Rite Aid Corp. bank term loan FRN 4s, 2020	4,962,500	4,984,211

Spectrum Brands Holdings, Inc. bank term loan FRN
3 1/2s, 2019	1,303,875	1,305,738

Spectrum Brands Holdings, Inc. bank term loan FRN 3s, 2017	3,925,000	3,928,682

Sprouts Farmers Markets, Inc. bank term loan FRN 4s, 2020	2,486,786	2,496,111

Sun Products Corp. (The) bank term loan FRN Ser. B,
5 1/2s, 2020	2,977,500	2,843,513

US Foods, Inc. bank term loan FRN 4 1/2s, 2019	3,980,000	4,002,885

WNA Holdings, Inc. bank term loan FRN 8 1/2s, 2020	1,335,000	1,355,025

WNA Holdings, Inc. bank term loan FRN 4.53s, 2020	736,013	737,853

WNA Holdings, Inc. bank term loan FRN 4.53s, 2020	430,251	431,327

World Kitchen, LLC bank term loan FRN 5 1/2s, 2019	6,752,835	6,786,599

		83,134,705
Energy (4.6%)
Chesapeake Energy Corp. bank term loan FRN Ser. B,
5 3/4s, 2017	1,532,000	1,562,640

EP Energy, LLC bank term loan FRN Ser. B3, 3 1/2s, 2018	4,143,333	4,141,606

EXCO Resources, Inc. bank term loan FRN Ser. B , 5s, 2019	4,975,000	4,981,219

Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	2,500,000	2,593,750

Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	460,000	477,250

Fieldwood Energy, LLC bank term loan FRN 3 7/8s, 2018	3,990,000	3,999,145

Fieldwood Energy, LLC bank term loan FRN 3 7/8s, 2018	1,000,000	1,002,292

Floating Rate Income Fund	31

SENIOR LOANS (87.0%)*[c] cont.	Principal amount	Value

Energy cont.
FTS International, Inc. bank term loan FRN Ser. B, 8 1/2s, 2016	$4,295,204	$4,346,592

MEG Energy Corp. bank term loan FRN Ser. B, 3 3/4s,
2020 (Canada)	3,499,554	3,508,303

Offshore Group Investment, Ltd. bank term loan FRN Ser. B,
6 1/4s, 2017 (Cayman Islands)	3,700,000	3,715,033

Offshore Group Investment, Ltd. bank term loan FRN Ser. B,
5 3/4s, 2019 (Cayman Islands)	828,738	838,751

Pacific Drilling SA bank term loan FRN Ser. B, 4 1/2s,
2018 (Luxembourg)	1,985,013	1,996,923

Quicksilver Resources, Inc. bank term loan FRN 7s, 2019	1,775,000	1,763,906

Samson Investment Co. bank term loan FRN 6s, 2018	3,000,000	3,021,750

Shelf Drilling Holdings, Ltd. bank term loan FRN 10s, 2018 ‡‡	2,700,000	2,740,500

Tervita Corp. bank term loan FRN Ser. B, 6 1/4s, 2018 (Canada)	5,380,687	5,405,670

		46,095,330
Entertainment (0.5%)
AMC Entertainment, Inc. bank term loan FRN Ser. B,
3 1/2s, 2020	1,985,000	1,987,160

NEP/NCP Holdco, Inc. bank term loan FRN Ser. B, 4 1/4s, 2020	1,000,000	1,001,875

Six Flags Theme Parks, Inc. bank term loan FRN Ser. B, 4s, 2018	1,876,539	1,887,095

		4,876,130
Financials (6.3%)
Alliant Holdings I, Inc. bank term loan FRN Ser. B, 5s, 2019	2,970,000	2,988,563

Altisource Solutions SARL bank term loan FRN Ser. B, 5 3/4s,
2020 (Luxembourg)	4,962,500	4,974,906

Capital Automotive LP bank term loan FRN 6s, 2020	2,000,000	2,060,000

Delos Finance SARL bank term loan FRN Ser. B, 3 1/2s,
2021 (Luxembourg)	2,500,000	2,507,750

Flying Fortress, Inc. bank term loan FRN 3 1/2s, 2017	1,000,000	995,417

Guggenheim Partners Investment Management Holdings, LLC
bank term loan FRN Ser. B, 4 1/4s, 2020	1,995,000	2,013,288

Home Loan Servicing Solutions, Ltd. bank term loan FRN Ser. B,
4 1/2s, 2020 (Cayman Islands)	1,990,000	2,002,438

HUB International, Ltd. bank term loan FRN Ser. B, 4 3/4s, 2020	5,985,000	6,041,858

iStar Financial, Inc. bank term loan FRN 4 1/2s, 2017 R	2,869,382	2,874,762

iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2017 R	489,587	503,816

Nuveen Investments, Inc. bank term loan FRN 6 1/2s, 2019	3,500,000	3,467,916

Nuveen Investments, Inc. bank term loan FRN 4.168s, 2017	5,375,386	5,362,786

Ocwen Financial Corp. bank term loan FRN Ser. B, 5s, 2018	3,473,750	3,497,590

Serta Simmons Holdings, LLC bank term loan FRN Ser. B,
4 1/4s, 2019	1,817,999	1,829,361

Springleaf Financial Funding Co. bank term loan FRN Ser. B2,
4 3/4s, 2019	7,900,000	8,008,625

Starwood Property Trust, Inc. bank term loan FRN 3 1/2s, 2020	4,972,475	4,962,117

USI, Inc. bank term loan FRN Ser. B, 5s, 2019	3,960,075	3,969,975

Walter Investment Management Corp. bank term loan FRN
Ser. B, 4 3/4s, 2020	4,644,051	4,628,089

		62,689,257

32	Floating Rate Income Fund

SENIOR LOANS (87.0%)*[c] cont.	Principal amount	Value

Gaming and lottery (5.7%)
American Casino & Entertainment Properties, LLC bank term
loan FRN 11 1/4s, 2020	$2,000,000	$2,072,500

American Casino & Entertainment Properties, LLC bank term
loan FRN 4 1/2s, 2019	3,970,000	3,994,813

Bally Technologies, Inc. bank term loan FRN Ser. B, 4 1/4s, 2020	2,992,500	3,008,360

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B, 9 1/2s, 2016	225,600	227,198

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.488s, 2018	9,292,464	8,880,110

CBAC Borrower, LLC bank term loan FRN Ser. B, 8 1/4s, 2020	2,250,000	2,323,125

CCM Merger, Inc. bank term loan FRN Ser. B, 5s, 2017	2,921,318	2,932,273

Gateway Casinos & Entertainment, Inc. bank term loan FRN
Ser. B, 5.57s, 2019	3,990,000	3,603,360

Golden Nugget, Inc. bank term loan FRN Ser. B, 5 1/2s, 2019	2,051,000	2,086,841

Golden Nugget, Inc. bank term loan FRN Ser. DD, 5 1/2s, 2019	879,000	894,361

Marina District Finance Co, Inc. bank term loan FRN Ser. B,
6 3/4s, 2018	1,000,000	1,008,333

Peninsula Gaming, LLC bank term loan FRN Ser. B, 4 1/4s, 2017	2,831,591	2,844,829

Penn National Gaming, Inc. bank term loan FRN Ser. B,
3 1/4s, 2020	3,750,000	3,750,938

Pinnacle Entertainment, Inc. bank term loan FRN Ser. B2,
3 3/4s, 2020	2,985,000	2,994,328

ROC Finance, LLC bank term loan FRN 5s, 2019	5,990,000	5,832,763

Station Casinos, LLC bank term loan FRN Ser. B, 5s, 2020	4,466,250	4,469,970

Yonkers Racing Corp. bank term loan FRN 8 3/4s, 2020	2,000,000	2,007,500

Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	3,840,000	3,835,200

		56,766,802
Health care (9.7%)
Akorn, Inc. bank term loan FRN Ser. B, 4 1/2s, 2020	5,000,000	5,031,250

Ardent Medical Services, Inc. bank term loan FRN 6 3/4s, 2018	4,182,750	4,193,207

Biomet, Inc. bank term loan FRN Ser. B2, 3.69s, 2017	3,792,493	3,797,234

CHS/Community Health Systems, Inc. bank term loan FRN
Ser. D, 4 1/4s, 2021	9,190,000	9,266,102

ConvaTec, Inc. bank term loan FRN Ser. B, 4s, 2016	4,500,000	4,511,250

Emergency Medical Services Corp. bank term loan FRN
Ser. B, 4s, 2018	4,202,759	4,211,926

HCA, Inc. bank term loan FRN Ser. B4, 2.918s, 2018	3,990,000	3,982,519

HCA, Inc. bank term loan FRN Ser. B5, 2.998s, 2017	1,995,000	1,991,259

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN
Ser. B, 4 1/2s, 2018	4,889,865	4,906,613

IMS Health, Inc. bank term loan FRN Ser. B, 3 3/4s, 2017	2,961,826	2,963,677

Kinetic Concepts, Inc. bank term loan FRN 4 1/2s, 2018	6,917,043	6,934,336

Multiplan, Inc. bank term loan FRN Ser. B, 4s, 2017	3,386,736	3,390,942

Par Pharmaceutical Cos., Inc. bank term loan FRN Ser. B,
4 1/4s, 2019	5,258,928	5,261,121

Patheon, Inc. bank term loan FRN Ser. B, 4 1/4s, 2021 (Canada)	7,400,000	7,369,941

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 4 1/4s, 2018	2,123,204	2,130,724

Quintiles Transnational Corp. bank term loan FRN
Ser. B3, 4s, 2018	7,140,000	7,151,067

Salix Pharmaceuticals, Ltd. bank term loan FRN 4 1/4s, 2020	5,000,000	5,044,790

Floating Rate Income Fund	33

SENIOR LOANS (87.0%)*[c] cont.	Principal amount	Value

Health care cont.
Sheridan Holdings, Inc. bank term loan FRN 8 1/4s, 2021	$2,160,000	$2,208,600

Surgical Care Affiliates, Inc. bank term loan FRN Ser. B-DD,
4 1/4s, 2018	2,985,000	2,992,463

United Surgical Partners International, Inc. bank term loan FRN
4 3/4s, 2019	2,481,250	2,495,984

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. C2, 3 3/4s, 2019	2,221,875	2,229,001

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. D2, 3 3/4s, 2019	2,221,875	2,229,001

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. E, 4 1/2s, 2020	2,212,500	2,222,377

		96,515,384
Homebuilding (0.7%)
Realogy Corp. bank term loan FRN 4.578s, 2016	345,893	345,029

Realogy Corp. bank term loan FRN Ser. B, 4 1/2s, 2020	6,949,988	6,967,363

		7,312,392
Household furniture and appliances (0.5%)
Tempur Sealy International, Inc. bank term loan FRN Ser. B,
3 1/2s, 2020	4,532,666	4,529,430

		4,529,430
Leisure (0.5%)
Steinway Musical Instruments, Inc. bank term loan FRN
9 1/4s, 2020	2,000,000	2,060,000

Steinway Musical Instruments, Inc. bank term loan FRN
4 3/4s, 2019	2,992,500	3,014,944

		5,074,944
Lodging/Tourism (1.8%)
CityCenter Holdings, LLC bank term loan FRN Ser. B, 5s, 2020	6,150,000	6,207,109

Hilton Worldwide Finance, LLC bank term loan FRN
Ser. B, 4s, 2020	7,318,421	7,341,255

MGM Resorts International bank term loan FRN Ser. B,
3 1/2s, 2019	4,950,000	4,940,719

		18,489,083
Media (1.3%)
Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	7,542,101	7,189,508

TWCC Holding Corp. bank term loan FRN 7s, 2020	4,000,000	3,903,332

Warner Music Group Corp. bank term loan FRN 3 3/4s, 2020	1,995,000	1,992,506

		13,085,346
Publishing (0.9%)
Supermedia, Inc. bank term loan FRN 11.6s, 2016	1,852,996	1,377,393

Tribune Co. bank term loan FRN Ser. B, 4s, 2020	7,300,000	7,277,188

		8,654,581
Retail (4.3%)
Academy, Ltd. bank term loan FRN Ser. B, 4 1/2s, 2018	2,950,000	2,967,364

Bass Pro Group, LLC bank term loan FRN Ser. B, 4s, 2019	4,993,623	5,018,551

Blue Buffalo Co., Ltd. bank term loan FRN Ser. B, 4 3/4s, 2019	2,221,973	2,240,027

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B2, 4 1/4s, 2017	2,889,908	2,909,415

J.Crew Group, Inc. bank term loan FRN Ser. B, 4s, 2021	5,000,000	5,000,000

JC Penney Corp., Inc. bank term loan FRN 6s, 2018	3,000,000	2,960,358

Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4s, 2018	1,807,516	1,805,257

Leslie’s Poolmart, Inc. bank term loan FRN Ser. B, 5 1/4s, 2019	4,910,530	4,928,945

Michaels Stores, Inc. bank term loan FRN Ser. B, 3 3/4s, 2020	3,970,000	3,979,282

34	Floating Rate Income Fund

SENIOR LOANS (87.0%)*[c] cont.	Principal amount	Value

Retail cont.
Neiman Marcus Group, Ltd., LLC bank term loan FRN 5s, 2020	$8,029,875	$8,120,211

PETCO Animal Supplies, Inc. bank term loan FRN 4s, 2017	2,910,000	2,919,353

		42,848,763
Technology (6.4%)
Alcatel-Lucent USA, Inc. bank term loan FRN Ser. C, 5 3/4s, 2019	5,973,627	6,028,388

Avaya, Inc. bank term loan FRN Ser. B3, 4.762s, 2017	2,000,000	1,945,626

Avaya, Inc. bank term loan FRN Ser. B6, 8s, 2018	5,509,719	5,487,911

BMC Software, Inc. bank term loan FRN 5s, 2020	5,000,000	5,012,500

Dealertrack Technologies, Inc. bank term loan FRN Ser. B,
3 1/2s, 2021	2,000,000	2,010,000

Dell, Inc. bank term loan FRN Ser. B, 4 1/2s, 2020	7,481,250	7,459,427

Epicor Software Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	3,418,808	3,433,765

First Data Corp. bank term loan FRN 4.17s, 2018	9,490,668	9,509,308

First Data Corp. bank term loan FRN 4.156s, 2021	1,541,750	1,542,393

Freescale Semiconductor, Inc. bank term loan FRN
Ser. B4, 5s, 2020	4,244,468	4,255,079

Freescale Semiconductor, Inc. bank term loan FRN
Ser. B5, 5s, 2021	3,990,000	4,033,224

Infor US, Inc. bank term loan FRN Ser. B, 3 3/4s, 2020	1,989,336	1,983,742

Infor US, Inc. bank term loan FRN Ser. B5, 5 1/4s, 2020	4,172,290	4,165,773

SunGard Data Systems, Inc. bank term loan FRN Ser. E, 4s, 2020	2,977,500	2,983,702

Syniverse Holdings, Inc. bank term loan FRN 4s, 2019	2,423,804	2,429,863

Syniverse Holdings, Inc. bank term loan FRN Ser. B, 4s, 2019	1,890,858	1,896,767

		64,177,468
Transportation (1.6%)
Air Medical Group Holdings, Inc. bank term loan FRN
8 3/8s, 2018 ‡‡	2,500,000	2,468,750

Air Medical Group Holdings, Inc. bank term loan FRN Ser. B1,
6 1/2s, 2018	3,969,241	3,979,164

Livingston International, Inc. bank term loan FRN 9s,
2020 (Canada)	1,466,087	1,491,743

Livingston International, Inc. bank term loan FRN 5s,
2019 (Canada)	4,975,000	4,987,438

Swift Transportation Company, LLC bank term loan FRN
Ser. B2, 4s, 2017	3,041,543	3,065,115

		15,992,210
Utilities and power (2.8%)
AES Corp. bank term loan FRN Ser. B, 3 3/4s, 2018	2,023,938	2,030,684

Calpine Construction Finance Co. LP bank term loan FRN
Ser. B, 3s, 2020	2,388,000	2,356,658

Calpine Construction Finance Co. LP bank term loan FRN
Ser. B2, 3 1/4s, 2022	1,800,000	1,776,001

Calpine Corp. bank term loan FRN Ser. B3, 4s, 2019	2,962,500	2,971,758

Dynegy, Inc. bank term loan FRN Ser. B2, 4s, 2020	1,836,923	1,842,827

Energy Transfer Equity LP bank term loan FRN 3 3/4s, 2019	3,570,000	3,565,984

NGPL PipeCo, LLC bank term loan FRN Ser. B, 6 3/4s, 2017	1,854,627	1,810,116

NRG Energy, Inc. bank term loan FRN Ser. B, 2 3/4s, 2018	5,424,013	5,384,179

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.73s, 2017	8,830,362	6,152,555

		27,890,762

Total senior loans (cost $862,524,062)		$868,264,227

Floating Rate Income Fund	35

CORPORATE BONDS AND NOTES (9.7%)*	Principal amount	Value

Basic materials (1.6%)
ArcelorMittal SA sr. unsec. unsub. notes 5s, 2017 (France)	$2,000,000	$2,137,500

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018	1,206,000	1,297,958

Beverage Packaging Holdings Luxembourg II SA/Beverage
Packaging Holdings II Issuer, Inc. 144A company guaranty sr.
unsec. notes 5 5/8s, 2016 (Luxembourg)	2,250,000	2,320,313

Cemex SAB de CV 144A company guaranty sr. FRN notes
4.989s, 2018 (Mexico)	1,500,000	1,575,001

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s,
2015 (Australia)	644,000	668,150

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018	1,750,000	1,824,375

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021	1,750,000	1,977,500

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	1,270,000	1,466,850

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)	1,310,000	1,406,613

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s,
2020 (Belgium)	1,100,000	1,248,500

		15,922,760
Capital goods (0.7%)
Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021	1,000,000	1,160,000

BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	1,000,000	1,056,250

Pittsburgh Glass Works, LLC 144A company guaranty sr.
notes 8s, 2018	2,345,000	2,556,050

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017	1,000,000	1,060,000

Thermadyne Holdings Corp. company guaranty sr.
notes 9s, 2017	908,000	974,284

		6,806,584
Communication services (1.4%)
Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	1,148,000	1,368,990

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	1,950,000	2,028,000

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
4 1/4s, 2018	1,500,000	1,560,000

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	2,000,000	2,325,000

Intelsat Luxembourg SA 144A sr. unsec. notes 6 3/4s,
2018 (Luxembourg)	2,250,000	2,396,250

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9s, 2018	2,000,000	2,450,000

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.464s, 2019	1,000,000	1,067,500

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
5 1/4s, 2018	950,000	1,003,438

		14,199,178
Consumer cyclicals (2.1%)
Beazer Homes USA, Inc. company guaranty sr. unsec. notes
8 1/8s, 2016	1,300,000	1,443,000

Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017	1,000,000	1,021,250

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	800,000	805,000

36	Floating Rate Income Fund

CORPORATE BONDS AND NOTES (9.7%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Chrysler Group, LLC/CG Co-Issuer, Inc. 144A company guaranty
notes 8s, 2019	$1,000,000	$1,101,250

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	522,000	547,448

Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018	1,120,000	1,190,000

Jeld-Wen, Inc. 144A sr. notes 12 1/4s, 2017	1,121,000	1,252,718

L Brands, Inc. sr. unsec. notes 6.9s, 2017	2,000,000	2,290,000

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	815,000	881,219

MGM Resorts International company guaranty sr. unsec. notes
7 5/8s, 2017	465,000	528,938

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 1/2s, 2016	1,285,000	1,432,775

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	2,000,000	2,260,000

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	2,250,000	2,418,750

Schaeffler Finance BV 144A company guaranty sr. notes 7 3/4s,
2017 (Netherlands)	1,815,000	2,087,250

Standard Pacific Corp. company guaranty sr. unsec. notes
8 3/8s, 2018	1,000,000	1,190,000

Univision Communications, Inc. 144A sr. notes 6 7/8s, 2019	200,000	215,000

		20,664,598
Consumer staples (0.1%)
Sun Merger Sub, Inc. 144A sr. unsec. notes 5 1/4s, 2018	1,365,000	1,436,663

		1,436,663
Energy (0.6%)
Chesapeake Energy Corp. company guaranty sr. unsec. unsub.
notes 3 1/4s, 2016	1,000,000	1,007,500

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017	1,000,000	1,056,250

Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018	1,270,000	1,368,425

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	2,180,000	2,340,775

		5,772,950
Financials (1.4%)
Ally Financial, Inc. company guaranty sr. unsec. notes
3 1/2s, 2016	2,000,000	2,065,000

Banco Santander Chile 144A sr. unsec. FRN notes 2.117s,
2018 (Chile)	2,000,000	2,031,141

E*Trade Financial Corp. sr. notes 6 3/4s, 2016	1,500,000	1,623,750

HBOS PLC unsec. sub. FRN notes Ser. EMTN, 0.942s, 2017
(United Kingdom)	1,000,000	985,620

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 3 1/2s, 2017	3,000,000	3,037,500

iStar Financial, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2018 R	1,500,000	1,515,000

iStar Financial, Inc. sr. unsec. unsub. notes Ser. B, 9s, 2017 R	600,000	713,250

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2018	1,790,000	1,803,425

		13,774,686
Health care (0.7%)
Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017	2,000,000	2,140,000

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2018	2,750,000	2,911,563

Floating Rate Income Fund	37

CORPORATE BONDS AND NOTES (9.7%)* cont.	Principal amount	Value

Health care cont.
ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)	$1,000,000	$1,115,000

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017	500,000	543,750

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018	179,000	207,640

		6,917,953
Technology (0.2%)
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	2,000,000	1,985,000

		1,985,000
Transportation (0.3%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s,
2018 (Luxembourg)	2,125,000	2,257,813

CHC Helicopter SA company guaranty sr. notes 9 1/4s,
2020 (Canada)	1,278,000	1,393,403

		3,651,216
Utilities and power (0.6%)
AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017	1,750,000	2,073,736

El Paso Corp. sr. unsec. notes 7s, 2017	1,000,000	1,130,691

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 6 7/8s, 2017	1,000,000	1,026,250

NRG Energy, Inc. company guaranty sr. unsec. notes
7 5/8s, 2018	1,500,000	1,695,000

		5,925,677

Total corporate bonds and notes (cost $94,564,560)		$97,057,265

PREFERRED STOCKS (0.2%)*	Shares	Value

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	86,000	$2,334,900

Total preferred stocks (cost $2,279,000)		$2,334,900

COMMON STOCKS (—%)*	Shares	Value

Harry & David Holdings, Inc. †	257	$31,868

Tribune Co. Class 1C F	591,290	147,822

Total common stocks (cost $421,311)		$179,690

SHORT-TERM INVESTMENTS (5.0%)*	Shares	Value

Putnam Short Term Investment Fund 0.06% L	49,886,929	$49,886,929

Total short-term investments (cost $49,886,929)		$49,886,929

TOTAL INVESTMENTS

Total investments (cost $1,009,675,862)		$1,017,723,011

38	Floating Rate Income Fund

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2013 through February 28, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $998,226,411.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

U This security, in part or in entirety, represents an unfunded loan commitment (Note 7).

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

Floating Rate Income Fund	39

FORWARD CURRENCY CONTRACTS at 2/28/14 (aggregate face value $3,739,895)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association
	Canadian Dollar	Sell	4/16/14	$463,079	$480,649	$17,570

JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	4/16/14	895,393	927,965	32,572

UBS AG
	Canadian Dollar	Sell	4/16/14	2,248,633	2,331,281	82,648

Total						$132,790

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer cyclicals	$—	$—	$147,822

Consumer staples	—	31,868	—

Total common stocks	—	31,868	147,822

Corporate bonds and notes	—	97,057,265	—

Preferred stocks	2,334,900	—	—

Senior loans	—	868,264,227	—

Short-term investments	49,886,929	—	—

Totals by level	$52,221,829	$965,353,360	$147,822

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$132,790	$—

Totals by level	$—	$132,790	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

40	Floating Rate Income Fund

Statement of assets and liabilities 2/28/14

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $959,788,933)	$967,836,082
Affiliated issuers (identified cost $49,886,929) (Notes 1 and 5)	49,886,929

Cash	1,646,445

Foreign currency (cost $2) (Note 1)	2

Interest and other receivables	5,731,918

Receivable for shares of the fund sold	3,414,059

Receivable for investments sold	39,968,274

Unrealized appreciation on forward currency contracts (Note 1)	132,790

Total assets	1,068,616,499

LIABILITIES

Payable for investments purchased	65,429,519

Payable for shares of the fund repurchased	2,686,699

Payable for compensation of Manager (Note 2)	427,957

Payable for custodian fees (Note 2)	10,385

Payable for investor servicing fees (Note 2)	223,488

Payable for Trustee compensation and expenses (Note 2)	97,278

Payable for administrative services (Note 2)	3,315

Payable for distribution fees (Note 2)	280,632

Distributions payable to shareholders	943,762

Other accrued expenses	287,053

Total liabilities	70,390,088

Net assets	$998,226,411

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,056,319,657

Distributions in excess of net investment income (Note 1)	(879,960)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(65,393,137)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	8,179,851

Total — Representing net assets applicable to capital shares outstanding	$998,226,411

(Continued on next page)

Floating Rate Income Fund	41

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($443,679,245 divided by 49,284,205 shares)	$9.00

Offering price per class A share (100/99.00 of $9.00)*	$9.09

Net asset value and offering price per class B share ($19,546,055 divided by 2,172,260 shares)**	$9.00

Net asset value and offering price per class C share ($126,350,342 divided by 14,045,026 shares)**	$9.00

Net asset value and redemption price per class M share ($5,646,166 divided by 627,350 shares)	$9.00

Offering price per class M share (100/99.25 of $9.00)*	$9.07

Net asset value, offering price and redemption price per class R share
($634,802 divided by 70,554 shares)	$9.00

Net asset value, offering price and redemption price per class Y share
($402,369,801 divided by 44,658,406 shares)	$9.01

* On single retail sales of less than $500,000.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

42	Floating Rate Income Fund

Statement of operations Year ended 2/28/14

INVESTMENT INCOME

Interest (including interest income of $46,551 from investments in affiliated issuers) (Note 5)	$42,070,488

Dividends	87,343

Total investment income	42,157,831

EXPENSES

Compensation of Manager (Note 2)	4,905,664

Investor servicing fees (Note 2)	1,228,295

Custodian fees (Note 2)	26,794

Trustee compensation and expenses (Note 2)	59,136

Distribution fees (Note 2)	2,175,640

Administrative services (Note 2)	24,426

Other	449,184

Total expenses	8,869,139

Expense reduction (Note 2)	(3,424)

Net expenses	8,865,715

Net investment income	33,292,116

Net realized gain on investments (Notes 1 and 3)	2,497,782

Net realized gain on foreign currency transactions (Note 1)	177,897

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	71,504

Net unrealized appreciation of investments during the year	3,271,195

Net gain on investments	6,018,378

Net increase in net assets resulting from operations	$39,310,494

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund	43

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 2/28/14	Year ended 2/28/13

Operations:
Net investment income	$33,292,116	$24,695,235

Net realized gain on investments
and foreign currency transactions	2,675,679	1,232,076

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	3,342,699	10,661,871

Net increase in net assets resulting from operations	39,310,494	36,589,182

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(14,508,587)	(12,058,462)

Class B	(606,571)	(498,318)

Class C	(3,544,573)	(3,510,641)

Class M	(229,875)	(216,759)

Class R	(17,689)	(21,815)

Class Y	(14,387,246)	(9,472,588)

Redemption fees (Note 1)	6,743	13,666

Increase from capital share transactions (Note 4)	322,029,560	218,994,395

Total increase in net assets	328,052,256	229,818,660

NET ASSETS

Beginning of year	670,174,155	440,355,495

End of year (including distributions in excess of net
investment income of $879,960 and $957,631, respectively)	$998,226,411	$670,174,155

The accompanying notes are an integral part of these financial statements.

44	Floating Rate Income Fund

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Floating Rate Income Fund	45

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio of
			Net realized									of expenses	net investment
	Net asset value,		and unrealized	Total from	From	From				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	return	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	of capital	distributions	fees [e]	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
February 28, 2014	$8.94	.35	.06	.41	(.35)	—	(.35)	—	$9.00	4.68	$443,679	1.02	3.85	127
February 28, 2013	8.75	.42	.21	.63	(.44)	—	(.44)	—	8.94	7.42	293,610	1.03	4.81	90
February 29, 2012	8.93	.41	(.17)	.24	(.42)	— [e]	(.42)	—	8.75	2.91	217,707	1.03	4.73	100
February 28, 2011	8.63	.43	.31	.74	(.44)	—	(.44)	—	8.93	8.78	277,909	1.04	4.86	79
February 28, 2010	6.82	.35	1.81	2.16	(.35)	—	(.35)	—	8.63	32.11	176,057	1.10 [d]	4.28 [d]	54

Class B
February 28, 2014	$8.94	.33	.06	.39	(.33)	—	(.33)	—	$9.00	4.47	$19,546	1.22	3.65	127
February 28, 2013	8.75	.41	.21	.62	(.43)	—	(.43)	—	8.94	7.21	11,837	1.23	4.61	90
February 29, 2012	8.93	.40	(.17)	.23	(.41)	— [e]	(.41)	—	8.75	2.76	9,539	1.23	4.56	100
February 28, 2011	8.62	.40	.32	.72	(.41)	—	(.41)	—	8.93	8.57	10,495	1.27	4.60	79
February 28, 2010	6.81	.29	1.82	2.11	(.30)	—	(.30)	—	8.62	31.37	8,881	1.70 [d]	3.66 [d]	54

Class C
February 28, 2014	$8.93	.28	.07	.35	(.28)	—	(.28)	—	$9.00	4.01	$126,350	1.77	3.11	127
February 28, 2013	8.75	.36	.20	.56	(.38)	—	(.38)	—	8.93	6.51	91,013	1.78	4.06	90
February 29, 2012	8.93	.35	(.17)	.18	(.36)	— [e]	(.36)	—	8.75	2.15	81,185	1.78	4.01	100
February 28, 2011	8.62	.36	.32	.68	(.37)	—	(.37)	—	8.93	8.11	85,500	1.79	4.10	79
February 28, 2010	6.82	.28	1.81	2.09	(.29)	—	(.29)	—	8.62	31.02	62,008	1.85 [d]	3.52 [d]	54

Class M
February 28, 2014	$8.94	.34	.07	.41	(.35)	—	(.35)	—	$9.00	4.63	$5,646	1.07	3.82	127
February 28, 2013	8.75	.42	.21	.63	(.44)	—	(.44)	—	8.94	7.37	5,592	1.08	4.78	90
February 29, 2012	8.93	.41	(.17)	.24	(.42)	— [e]	(.42)	—	8.75	2.88	4,921	1.08	4.68	100
February 28, 2011	8.63	.42	.31	.73	(.43)	—	(.43)	—	8.93	8.69	7,329	1.10	4.81	79
February 28, 2010	6.82	.33	1.82	2.15	(.34)	—	(.34)	—	8.63	31.91	2,956	1.25 [d]	4.13 [d]	54

Class R
February 28, 2014	$8.94	.32	.07	.39	(.33)	—	(.33)	—	$9.00	4.42	$635	1.27	3.61	127
February 28, 2013	8.75	.40	.21	.61	(.42)	—	(.42)	—	8.94	7.16	468	1.28	4.56	90
February 29, 2012	8.93	.39	(.17)	.22	(.40)	— [e]	(.40)	—	8.75	2.66	509	1.28	4.50	100
February 28, 2011	8.63	.40	.31	.71	(.41)	—	(.41)	—	8.93	8.50	426	1.29	4.62	79
February 28, 2010	6.82	.33	1.81	2.14	(.33)	—	(.33)	—	8.63	31.82	231	1.35 [d]	4.05 [d]	54

Class Y
February 28, 2014	$8.95	.37	.06	.43	(.37)	—	(.37)	—	$9.01	4.94	$402,370.77		4.10	127
February 28, 2013	8.76	.45	.21	.66	(.47)	—	(.47)	—	8.95	7.69	267,654.78		5.06	90
February 29, 2012	8.94	.44	(.18)	.26	(.44)	— [e]	(.44)	—	8.76	3.19	126,494.78		5.01	100
February 28, 2011	8.63	.45	.32	.77	(.46)	—	(.46)	—	8.94	9.16	115,760.79		5.09	79
February 28, 2010	6.82	.37	1.81	2.18	(.37)	—	(.37)	—	8.63	32.43	89,479	.85 [d]	4.52 [d]	54

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.07% of average net assets for the period ended February 28, 2010.

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

46	Floating Rate Income Fund	Floating Rate Income Fund	47

Notes to financial statements 2/28/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2013 through February 28, 2014.

Putnam Floating Rate Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek high current income. Preservation of capital is a secondary goal. The fund invests mainly in corporate loans and debt securities that have floating rates of interest and other corporate debt securities. The fund invests mainly in obligations of U.S. issuers that are below-investment-grade in quality (having credit characteristics similar to “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase (on purchases prior to April 5, 2010, a contingent deferred sales charge on Class B shares is applicable if they are sold within four years of purchase). Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before June 24, 2013 and held for 30 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after June 24, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

48	Floating Rate Income Fund

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund

Floating Rate Income Fund	49

could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $101,376 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are

50	Floating Rate Income Fund

reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At February 28, 2014, the fund had a capital loss carryover of $64,886,900 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$22,691,450	N/A	$22,691,450	February 28, 2017

42,195,450	N/A	42,195,450	February 28, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from dividends payable and interest on payment-in-kind securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $80,096 to decrease distributions in excess of net investment income, $573,075 to increase paid-in-capital and $653,171 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$10,742,658
Unrealized depreciation	(3,201,746)

Net unrealized appreciation	7,540,912
Undistributed ordinary income	196,592
Capital loss carryforward	(64,886,900)
Cost for federal income tax purposes	$1,010,182,099

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,

0.670%	of the next $5 billion,	0.500%	of the next $50 billion,

0.620%	of the next $10 billion,	0.490%	of the next $100 billion and

0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on

Floating Rate Income Fund	51

October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$535,431	Class R	696

Class B	23,665	Class Y	498,182

Class C	161,832	Total	$1,228,295

Class M	8,489

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $3,424 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $623, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares,

52	Floating Rate Income Fund

respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$941,430	Class M	17,940

Class B	74,961	Class R	2,451

Class C	1,138,858	Total	$2,175,640

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $974 and $260 from the sale of class A and class M shares, respectively, and received $1,764 and $5,310 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.30% (0.40% for purchases before April 1, 2010) is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,365,266,493 and $1,063,514,484, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 2/28/14		Year ended 2/28/13

Class A	Shares	Amount	Shares	Amount

Shares sold	29,685,772	$266,273,132	14,819,126	$131,349,871

Shares issued in connection with
reinvestment of distributions	1,414,836	12,693,068	1,141,540	10,094,327

	31,100,608	278,966,200	15,960,666	141,444,198

Shares repurchased	(14,661,899)	(131,523,831)	(7,982,825)	(70,505,557)

Net increase	16,438,709	$147,442,369	7,977,841	$70,938,641

	Year ended 2/28/14		Year ended 2/28/13

Class B	Shares	Amount	Shares	Amount

Shares sold	1,269,377	$11,367,266	538,356	$4,762,762

Shares issued in connection with
reinvestment of distributions	60,023	538,289	49,259	435,303

	1,329,400	11,905,555	587,615	5,198,065

Shares repurchased	(481,935)	(4,323,648)	(352,791)	(3,113,105)

Net increase	847,465	$7,581,907	234,824	$2,084,960

	Year ended 2/28/14		Year ended 2/28/13

Class C	Shares	Amount	Shares	Amount

Shares sold	6,171,837	$55,307,043	2,686,577	$23,809,919

Shares issued in connection with
reinvestment of distributions	346,658	3,107,829	326,288	2,881,617

	6,518,495	58,414,872	3,012,865	26,691,536

Shares repurchased	(2,662,027)	(23,878,874)	(2,103,153)	(18,547,977)

Net increase	3,856,468	$34,535,998	909,712	$8,143,559

Floating Rate Income Fund	53

	Year ended 2/28/14		Year ended 2/28/13

Class M	Shares	Amount	Shares	Amount

Shares sold	231,752	$2,078,902	222,072	$1,970,604

Shares issued in connection with
reinvestment of distributions	24,593	220,591	22,735	201,002

	256,345	2,299,493	244,807	2,171,606

Shares repurchased	(254,680)	(2,286,507)	(181,328)	(1,593,269)

Net increase	1,665	$12,986	63,479	$578,337

	Year ended 2/28/14		Year ended 2/28/13

Class R	Shares	Amount	Shares	Amount

Shares sold	34,373	$308,984	11,388	$100,583

Shares issued in connection with
reinvestment of distributions	1,963	17,614	2,431	21,473

	36,336	326,598	13,819	122,056

Shares repurchased	(18,187)	(163,304)	(19,603)	(172,055)

Net increase (decrease)	18,149	$163,294	(5,784)	$(49,999)

	Year ended 2/28/14		Year ended 2/28/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	29,907,129	$268,541,531	20,319,947	$180,010,388

Shares issued in connection with
reinvestment of distributions	597,835	5,369,111	375,494	3,327,660

	30,504,964	273,910,642	20,695,441	183,338,048

Shares repurchased	(15,765,613)	(141,617,636)	(5,213,978)	(46,039,151)

Net increase	14,739,351	$132,293,006	15,481,463	$137,298,897

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$54,473,872	$—	$54,473,872	$1,277	$—

Putnam Short Term
Investment Fund*	39,107,186	469,462,655	458,682,912	45,274	49,886,929

Totals	$93,581,058	$469,462,655	$513,156,784	$46,551	$49,886,929

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

54	Floating Rate Income Fund

Note 7: Unfunded loan commitments

As of the close of the reporting period, the fund had unfunded loan commitments of $832,895 which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments

WR Grace & Co.	$832,895

Totals	$832,895

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 9: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$3,600,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$132,790	Payables	$—

Total		$132,790		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$183,350	$183,350

Total	$183,350	$183,350

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$71,001	$71,001

Total	$71,001	$71,001

Floating Rate Income Fund	55

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	UBS AG	Total

Assets:

Forward currency contracts#	$17,570	$32,572	$82,648	$132,790

Total Assets	$17,570	$32,572	$82,648	$132,790

Liabilities:

Forward currency contracts#	—	—	—	—

Total Liabilities	$—	$—	$—	$—

Total Financial and Derivative Net Assets	$17,570	$32,572	$82,648	$132,790

Total collateral received (pledged)##†	$—	$—	$82,648	$82,648

Net amount	$17,570	$32,572	$—	$50,142

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (Note 1)

##Any over-collateralization of total financial and derivative net assets is not shown.

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $4,389,929 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

56	Floating Rate Income Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	5,415,154,963	14,207,845

Ravi Akhoury	5,415,184,974	14,177,833

Barbara M. Baumann	5,415,851,291	13,511,517

Jameson A. Baxter	5,415,767,570	13,595,238

Charles B. Curtis	5,415,854,394	13,508,413

Robert J. Darretta	5,416,022,043	13,340,765

Katinka Domotorffy	5,415,419,173	13,943,635

John A. Hill	5,415,885,634	13,477,174

Paul L. Joskow	5,416,010,424	13,352,383

Kenneth R. Leibler	5,415,817,292	13,545,516

Robert E. Patterson	5,415,985,292	13,377,516

George Putnam, III	5,415,959,400	13,403,408

Robert L. Reynolds	5,416,108,530	13,254,278

W. Thomas Stephens	5,415,918,406	13,444,402

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

57,586,162	1,757,730	1,747,951	16,193,534

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

5,234,359,081	33,570,449	18,267,087	143,166,192

All tabulations are rounded to the nearest whole number.

Floating Rate Income Fund	57

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company; SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

58	Floating Rate Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 28, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Floating Rate Income Fund	59

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

60	Floating Rate Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Independent Registered	Compliance Liaison
Public Accounting Firm		Nancy E. Florek
KPMG LLP	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN096
286553 4/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

February 28, 2014	$85,255	$ —	$7,075	$ —
February 28, 2013	$83,263	$ —	$6,900	$ —

For the fiscal years ended February 28, 2014 and February 28, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $7,075 and $6,900 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

February 28, 2014	$ —	$ —	$ —	$ —

February 28, 2013	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 25, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 25, 2014